Foreign Exchange Loss (Tables)	12 Months Ended
Dec. 31, 2023
Changes In Foreign Exchange Rates [Abstract]
Schedule of Foreign Exchange Gains (Losses)
The following foreign exchange gains (losses) arise as a result of balances and transactions in the Company’s Brazilian subsidiaries that are denominated in currencies other than the Brazilian Reals (BRL$), which is their functional currency.

	Year ended December 31,
	2023	2022
Foreign exchange gain on USD denominated debt in Brazil	$18,695	$3,890
Realized foreign exchange gain (loss) on derivative contracts (note 23)	11,417	(12,498)
Unrealized foreign exchange gain on derivative contracts (note 23)	7,582	33,092
Foreign exchange loss on other financial assets and liabilities	(3,082)	(4,574)
	$34,612	$19,910